UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2007

NOVAMED, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26625	36-4116193
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

980 North Michigan Avenue, Suite 1620, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 664-4100.

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 27, 2007, NovaMed, Inc. (the “Company”) announced that its board of directors has appointed existing President and Chief Executive Officer and current board member Thomas S. Hall to serve as its Chairman effective February 21, 2007. Mr. Hall replaces Robert J. Kelly who had served as non-executive Chairman since 2005 and who will serve as Lead Director of the board. Mr. Kelly, who had received a monthly fee of $3,000 for his service as non-executive Chairman, will receive a monthly fee of $2,000 as Lead Director. A copy of the Company’s press release announcing Mr. Hall’s appointment is attached as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release of NovaMed, Inc. dated February 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAMED, INC.

Dated: February 27, 2007	By:	/s/ Scott T. Macomber

Scott T. Macomber
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release of NovaMed, Inc. dated February 27, 2007